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                          AMENDMENT AND RESTATEMENT TO
                   1994 STOCK OPTION AND RESTRICTED STOCK PLAN
                         FOR EXECUTIVE AND KEY EMPLOYEES
                                       OF
                           PETCO ANIMAL SUPPLIES, INC.
                  (amended and restated as of October 2, 2000)


                 PETCO Animal Supplies, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby amends and restates this 1994 Stock Option and Restricted Stock Plan for Executive and Key Employees of PETCO Animal Supplies, Inc., as amended and restated (this "Plan"), effective as of October 2, 2000.

                 This Plan was adopted by the Board (as defined) on January 11, 1994 and approved by the Company's stockholders on February 24, 1994.

                 PETCO Animal Supplies, Inc. has entered into the Agreement and Plan of Merger, dated as of May 17, 2000, by and between PETCO Animal Supplies, Inc. and BD Recapitalization Corp. ("MergerSub"), as amended (the "Merger Agreement"), pursuant to which MergerSub shall merge with and into the Company, with the Company being the surviving corporation (the "Merger"), effective at the Effective Time (as defined in the Merger Agreement). The Effective Time occurred on October 2, 2000.

                 Pursuant to the terms of the Merger Agreement, certain options (the "Roll-Over Options") to purchase shares of the Company's common stock, par value $.0001 per share, that were granted under the Plan shall remain outstanding and shall be converted into options to purchase shares of the Company's common stock, par value $.001 per share ("Common Stock"), effective at the Effective Time. The Roll-Over Options, as converted, shall be subject to the terms and conditions of this Plan, as amended and restated herein.

                 Also, commencing at the Effective Time, this Plan, as amended and restated, shall provide that, in addition to the 27,615.64 shares of Common Stock to be issued upon exercise of the Roll-Over Options, 31,952.36 shares of Common Stock shall be available for issuance under this Plan.

                 The purposes of this Plan, as amended and restated, are as follows:

                 (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its executive and other key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

                 (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of

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the Company's Common Stock under restricted stock and options, including options that are intended to qualify as "incentive stock options" under
Section 422 of the Code.

                                   ARTICLE I

                                   DEFINITIONS

                 Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1      -  ADDITIONAL OPTION

                 "Additional Option" shall mean an Option granted to an Optionee to purchase a number of shares of Common Stock equal to the number of shares of Common Stock tendered or relinquished by the Optionee in payment of the exercise price upon exercise of an Option and/or the number of shares of Common Stock tendered or relinquished in payment of the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of an Option as described in Article XI.

SECTION 1.2      - ADDITIONAL OPTION FEATURE

                 "Additional Option Feature" shall mean a feature of an Option that provides for the automatic grant of an Additional Option in accordance with the provisions described in Article XI.

SECTION 1.3      -  BOARD

                 "Board" shall mean the Board of Directors of the Company.

SECTION 1.4      - CODE

                 "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.5      - COMMITTEE

                 "Committee" shall mean the Committee of the Board administering this Plan, appointed as provided in Section 9.1.

SECTION 1.6      - COMPANY

                 "Company" shall mean PETCO Animal Supplies, Inc., a Delaware corporation. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

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SECTION 1.7      - Consultant

                 "Consultant" shall mean any consultant or adviser (other than an Employee) if:

                 (a) the consultant or advisor renders bona fide services to the Company;

                 (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

                 (c) the consultant or advisor is a natural person who has contracted directly with the Company to render such services.

SECTION 1.8      - DIRECTOR

                 "Director" shall mean a member of the Board.

SECTION 1.9      - EMPLOYEE

                 "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.10     - EXCHANGE ACT

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.11     - FAIR MARKET VALUE

                 "Fair Market Value" of a share of Common Stock as of a given date shall be as defined in Section 4.2.

SECTION 1.12     - INCENTIVE STOCK OPTION

                 "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.13     - NON-QUALIFIED OPTION

                 "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option.

SECTION 1.14     - OFFICER

                 "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

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SECTION 1.15     - OPTION

                 "Option" shall mean an option to purchase Common Stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

SECTION 1.16     - OPTIONEE

                 "Optionee" shall mean an Employee or Consultant to whom an option is or was granted under the Plan.

SECTION 1.17     - PARENT CORPORATION

                 "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.18     - PLAN

                 "Plan" shall mean this 1994 Stock Option and Restricted Stock Plan for Executive and Key Employees of PETCO Animal Supplies, Inc., as amended from time to time.

SECTION 1.19     - RESTRICTED STOCK

                 "Restricted Stock" shall mean shares of the Company's Common Stock issued pursuant to Article VII of the Plan.

SECTION 1.20     - RESTRICTED STOCKHOLDER

                 "Restricted Stockholder" shall mean an Employee to whom Restricted Stock has been issued under the Plan.

SECTION 1.21     - RULE 16b-3

                 "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.22     - SECRETARY

                 "Secretary" shall mean the Secretary of the Company.

SECTION 1.23     - SECURITIES ACT

                 "Securities Act" shall mean the Securities Act of 1933, as amended.

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SECTION 1.24     - STOCK APPRECIATION RIGHTS

                 "Stock Appreciation Rights" shall mean a stock appreciation right granted under the Plan.

SECTION 1.25     - SUBSIDIARY

                 "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.26     - TERMINATION OF CONSULTANCY

                 "Termination of Consultancy" shall mean, as to a Consultant, the time when the consultancy relationship between the Consultant and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by expiration or non-renewal of contractual agreement, resignation, discharge, death or retirement. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Consultancy.

SECTION 1.27     - TERMINATION OF EMPLOYMENT

                 "Termination of Employment" shall mean, as to an Optionee, the holder of a Stock Appreciation Right or a Restricted Stockholder, the time when the employee-employer relationship between the Employee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II

                             SHARES SUBJECT TO PLAN

SECTION 2.1      - SHARES SUBJECT TO PLAN

                 The shares of stock subject to Options, Stock Appreciation Rights and Restricted Stock awards under this Plan shall be the Company's Common Stock, par value $.001 per share ("Common Stock"), subject to Section
2.2. The aggregate number of shares of Common Stock which may be issued upon exercise of or under Options, Stock Appreciation Rights and

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Restricted Stock awards shall not exceed the sum of: (a) 31,952.36 additional shares, and (b) the 27,615.64 shares issuable upon the exercise of the Roll-Over Options.

                 If any Option, Stock Appreciation Right or Restricted Stock award expires or is canceled without having been fully exercised or vested, the number of shares of Common Stock subject to such Option, Stock Appreciation Right or Restricted Stock award, but as to which such Option, Stock Appreciation Right or Restricted Stock award was not exercised or vested prior to its expiration or cancellation may again be issued hereunder as additional shares, subject to the limitations of this Section 2.1. With the consent of the Committee, in its sole discretion, Shares of Common Stock which are delivered by the holder or withheld by the Company upon the exercise of any Option, Stock Appreciation Right or Restricted Stock award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 2.1. Notwithstanding the provisions of this
Section 2.2, no shares of Common Stock may again be issued if such action would cause an Incentive Stock Option to fail to qualify as an "incentive stock option" under Section 422 of the Code.

                 Notwithstanding the foregoing, if the offer or sale of shares of Common Stock under the Plan is subject to Section 260.140.45 of Title 10 of the California Code of Regulations (or other applicable law limiting the offers or sales of shares of Common Stock under the Plan), the aggregate number of shares of Common Stock issuable upon the exercise of all outstanding Options, Stock Appreciation Rights and Restricted Stock awards (together with options and similar awards outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the stockholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of Common Stock, as calculated in accordance with the conditions and exclusions of Section 260.140.45 (or such other limitation under applicable law).

SECTION 2.2      - CHANGES IN COMPANY'S SHARES

                 In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted and in the number and kind of shares of Restricted Stock that may be issued, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options or as Restricted Stock.

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                                  ARTICLE III

                               GRANTING OF OPTIONS

SECTION 3.1      - ELIGIBILITY

                 Any executive or other key Employee or Consultant of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in
Section 3.2. However, no option shall be granted to any Employee who owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any Parent Corporation or any Subsidiary.

SECTION 3.2      - QUALIFICATION OF INCENTIVE STOCK OPTIONS

                 No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

SECTION 3.3      - GRANTING OF OPTIONS

                   (a) The Committee shall from time to time, in its absolute discretion:

                       (i) Determine which Employees are executive or other key Employees and Consultants and select from among the executive or other key Employees and Consultants (including those to whom Options and/or Stock Appreciation Rights have been previously granted and/or Restricted Stock has previously been issued under the Plan) such of them as in its opinion should be granted Options; and

                       (ii) Determine the number of shares to be subject to such Options granted to such selected executive or other key Employees, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                       (iii) Determine the terms and conditions of such Options, consistent with the Plan.

                   (b) Upon the selection of an executive or other key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its absolute discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option. Without limiting the generality of the

                                      7

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preceding sentence, the Committee may, in its absolute discretion and on such terms as it deems appropriate, require as a condition on the issuance of Restricted Stock to an Employee that the Employee surrender for cancellation some or all of the Restricted Stock that has been previously granted to him.

                                    ARTICLE IV

                           ARTICLE IV TERMS OF OPTIONS

SECTION 4.1      - OPTION AGREEMENT

                 Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under
Section 422 of the Code.

SECTION 4.2      - OPTION PRICE

                   (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted.

                   (b) For purposes of the Plan, the Fair Market Value of a share of the Company's Common Stock ("Fair Market Value") as of a given date shall be determined as follows: (i) if the Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices; (ii) if the Common Stock is publicly traded and is then listed on a national securities exchange but is not quoted on the Nasdaq National Market, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading; (iii) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported in the Western Edition of THE WALL STREET JOURNAL, for the over-the-counter market; or (iv) if none of the foregoing is applicable, by the Board in good faith.

SECTION 4.3      - COMMENCEMENT OF EXERCISABILITY

                   (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first six months after such Option is granted.

                   (b) Subject to the provisions of Sections 4.3(a), 4.3(c), and 10.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), and

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10.3, accelerate the time at which such Option or any portion thereof may be exercised; PROVIDED, HOWEVER, that, to the extent required by Section 25102(o) of the California Corporations Code and the regulations thereunder, except with regard to Options granted to officers of the Company or any Parent Corporation or Subsidiary or Consultants, in no event shall an Option granted hereunder become vested and exercisable at a rate of less than twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to the continued employment of the holder with the Company or the Parent Corporation or the Subsidiaries or other reasonable conditions established by the Committee.

                   (c) No portion of an Option which is unexercisable at the later to occur of (i) Termination of Employment, or (ii) Termination of Consultancy, shall thereafter become exercisable.

                   (d) To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(d), the Fair Market Value of stock shall be determined as of the time that the option with respect to such stock is granted.

SECTION 4.4      - EXPIRATION OF OPTIONS

                   (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                       (i) The expiration of ten years from the date the Option was granted; or

                       (ii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the later to occur of (A) the Optionee's Termination of Employment for any reason, or (B) the Optionee's Termination of Consultancy for any reason, other than such Optionee's death unless the Optionee dies within said three-month period; or

                       (iii) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the later to occur of (A) the date of the Optionee's Termination of Employment for any reason, or (B) the date of Optionee's Termination of Consultancy for any reason, other than such Optionee's death unless the Optionee dies within said one-year period; or

                       (iv) The expiration of one year from the date of the Optionee's death.

                   (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable;

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and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment or a Termination of Consultancy for any reason; PROVIDED, HOWEVER, that, to the extent required by Section 25102(o) of the California Corporations Code and Section 260.140.41 of Title 10 of the California Code of Regulations (or other applicable law), an Option may be exercised in the event of Termination of Consultancy or Termination of Employment (other than for cause as defined by applicable law, the Option Agreement or a contract of employment with the holder), to the extent that such Option is exercisable on the date of such Termination: (i) for a period of at least six months (or such longer period as is required by applicable law) from the date of such Termination if such Termination was caused by death or disability, and (ii) for a period of at least 30 days (or such longer period as is required by applicable law) from the date of such Termination if such Termination was caused by reason other than the death or disability of the holder.

SECTION 4.5      - NO RIGHT TO EMPLOYMENT

                 Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ or service of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

SECTION 4.6      - ADJUSTMENTS IN OUTSTANDING OPTIONS

                 In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

SECTION 4.7      - MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR
                   DISSOLUTION

                 Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then

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outstanding voting stock or the liquidation or dissolution of the Company;
and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

SECTION 5.1      - PERSON ELIGIBLE TO EXERCISE

                 During the lifetime of the Optionee, only the Optionee may exercise an Option (or any portion thereof). After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2      - PARTIAL EXERCISE

                 At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3      - MANNER OF EXERCISE

                 An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

                   (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                   (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

                       (ii) With the consent of the Committee, in its absolute discretion, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or (B) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value (as determined under

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         Section 4.2(b)) on the date of Option exercise equal to the aggregate
         Option price of the shares with respect to which such Option or portion is thereby exercised; or

                       (iii) With the consent of the Committee, in its absolute discretion, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                       (iv) With the consent of the Committee, in its absolute discretion, any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii); and

                   (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, in its absolute discretion,

                       (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or

                       (ii) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value (as determined under Section 4.2(b)) as of the date of Option exercise, may be used to make all or part of such payment;

                   (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                   (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

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SECTION 5.4      - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

                 The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of the conditions of Section 5.3 and all of the following conditions:

                 (a) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                 (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                 (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                 (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.5      - RIGHTS AS STOCKHOLDERS

                 The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.6      - TRANSFER RESTRICTIONS

                 Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

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SECTION 5.7      - ADDITIONAL LIMITATIONS ON EXERCISE OF OPTIONS

                 Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                  ARTICLE VI

                            STOCK APPRECIATION RIGHTS

SECTION 6.1      - GRANT OF STOCK APPRECIATION RIGHTS

                 A Stock Appreciation Right may be granted by the Committee to any Employee who receives a grant of an Option under the Plan. A Stock Appreciation Right may be granted in connection and simultaneously with the grant of an Option or with respect to a previously granted Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including the following:

                 (a) A Stock Appreciation Right shall be related to a particular Option and shall be exercisable only to the extent the related Option is exercisable.

                 (b) A Stock Appreciation Right shall be granted to the Optionee to the maximum extent of 100% of the number of shares subject to the simultaneously or previously granted Option.

                 (c) A Stock Appreciation Right shall entitle the Optionee (or other person entitled to exercise the Option pursuant to Section 5.1) to surrender unexercised a portion of the Option to which the Stock Appreciation Right relates to the Company and to receive from the Company in exchange therefor an amount, payable in shares of the Company's Common Stock (valued pursuant to Section 4.2(b)), or, in the discretion of the Committee, in cash, determined by multiplying the lesser of (i) the difference obtained by subtracting the Option exercise price per share of the Company's Common Stock subject to the related Option from the Fair Market Value (as determined under Section 4.2(b)) of a share of the Company's Common Stock on the date of exercise of the Stock Appreciation Right or (ii) two times the Option exercise price per share of the Company's Common Stock subject to the related Option, by the number of shares of the Company's Common Stock subject to the related Option with respect to which the Stock Appreciation Right shall have been exercised.

SECTION 6.2      - EXERCISE OF STOCK APPRECIATION RIGHTS

                 Except in the case of death or disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, no Stock Appreciation Right shall be exercisable during the first six months after a Stock Appreciation Right is granted with respect to an outstanding Option.

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                                 ARTICLE VII

                          ISSUANCE OF RESTRICTED STOCK

SECTION 7.1      - ELIGIBILITY

                 Any executive or other key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary, shall be eligible to be issued Restricted Stock.

SECTION 7.2      - ISSUANCE OF RESTRICTED STOCK

                   (a) The Committee shall from time to time, in its absolute discretion:

                       (i) Determine which Employees are executive or key Employees and select from among the executive or key Employees (including those to whom Options and/or Stock Appreciation Rights have been previously granted and/or Restricted Stock has been previously issued) such of them as in its opinion should be issued Restricted Stock; and

                       (ii) Determine the number of shares of Restricted Stock to be issued to such selected executive or key Employees; and

                       (iii) Determine the terms and conditions applicable to such Restricted Stock, consistent with the Plan.

                   (b) Shares issued as Restricted Stock may be either previously authorized but unissued shares or issued shares that have been reacquired by the Company. Legal consideration, but no other cash payment, shall be required for each issuance of Restricted Stock.

                   (c) Upon the selection of an executive or key Employee to be issued Restricted Stock, the Committee shall instruct the Secretary to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                                  ARTICLE VIII

                            TERMS OF RESTRICTED STOCK

SECTION 8.1      - RESTRICTED STOCK AGREEMENT

                 Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the Restricted Stockholder and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

SECTION 8.2      - NO RIGHT TO EMPLOYMENT

                 Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer upon any Restricted Stockholder any right to continue in the employ or service of the

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Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to terminate or discharge any Restricted Stockholder at any time for any reason whatsoever, with or without cause.

                 To the extent required by Section 25102(o) of the California Corporations Code and the Regulations thereunder, the price of the shares subject to each Restricted Stock award shall be not less than 85% of the Fair Market Value of such shares on the date such Restricted Stock award is granted.

SECTION 8.3      - RIGHTS AS RESTRICTED STOCKHOLDERS

                 Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 8.7, the Restricted Stockholder shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

SECTION 8.4      - RESTRICTIONS

                 All shares of Restricted Stock issued under this Plan (including any shares received by Restricted Stockholders as a result of stock dividends, stock splits or any other forms of recapitalization) shall be subject to such restrictions as the Committee shall provide in the terms of each individual Restricted Stock Agreement; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Section 10.3, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. All restrictions imposed pursuant to this Section 8.4 shall expire within ten years of the date of issuance. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

SECTION 8.5      - FORFEITURE OF RESTRICTED STOCK

                 The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Restricted Stock then subject to restrictions under the Restricted Stock Agreement be forfeited by the Restricted Stockholder back to the Company immediately upon the later to occur of: (a) a Termination of Employment for any reason, or (b) a Termination of Consultancy for any reason; provided, however, that provision may be made that no such forfeiture shall occur in the event of a Termination of Employment or Termination of Consultancy because of the Employee's normal retirement, death, total disability or early retirement with the consent of the Board.

SECTION 8.6      - MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR
                   DISSOLUTION

                 Upon the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation of the Company, the Committee may determine, at its sole discretion, that the

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restrictions imposed under the Restricted Stock Agreement upon some or all shares of Restricted Stock shall immediately expire and/or that some or all of such shares shall cease to be subject to forfeiture under Section 8.5.

SECTION 8.7      - ESCROW

                 The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement expire or shall have been removed; provided, however, that in no event shall any Restricted Stockholder retain physical custody of any certificates representing Restricted Stock issued to him.

SECTION 8.8      - LEGEND

                 In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                   ARTICLE IX

                                 ADMINISTRATION

SECTION 9.1      - COMMITTEE

                 The Committee shall consist of the Board, or such committee or subcommittee of the Board as is designated by the Board. In the event that the Board designates such a committee or subcommittee as the Committee, appointment of Committee members shall be effective upon acceptance of appointment, Committee members may resign at any time by delivering written notice to the Board and vacancies in the Committee shall be filled by the Board.

SECTION 9.2      - DUTIES AND POWERS OF COMMITTEE

                 It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the terms of the Plan, the Options, the Stock Appreciation Rights and the Restricted Stock and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code.

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SECTION 9.3      - MAJORITY RULE

                 The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 9.4      - COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

                 Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, all Restricted Stockholders, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Options, the Stock Appreciation Rights or the Restricted Stock and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                   ARTICLE X

                                OTHER PROVISIONS

SECTION 10.1     - OPTIONS, STOCK APPRECIATION RIGHTS AND RESTRICTED STOCK NOT
                   TRANSFERABLE

                 No Option, Stock Appreciation Right, Restricted Stock or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee, the holder of the Stock Appreciation Right, the Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section
10.1 shall, to the extent required by Section 25102(o) of the California Corporation Code and Section 260.140.41 of Title 10 of the California Code of Regulations (or other applicable law), prevent transfers by will or by the applicable laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e).

SECTION 10.2     - AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

                 The Plan, including without limitation any agreement, instrument or document executed pursuant to the Plan, may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within 12 months before or after the action by

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the Committee, no action of the Committee may increase any limit imposed in
Section 2.1 on the maximum number of shares which may be issued on exercise of Options or Stock Appreciation Rights or as Restricted Stock, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2(a) or extend the limit imposed in this
Section 10.2 on the period during which Options or Stock Appreciation Rights may be granted or Restricted Shares may be issued. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option or Stock Appreciation Rights or the Restricted Stockholder, impair any rights or obligations under any Option or Stock Appreciation Rights theretofore granted or under any Restricted Stock theretofore issued, as the case may be. No Option or Stock Appreciation Rights may be granted and no Restricted Stock may be issued, during any period of suspension nor after termination of the Plan, and in no event may any Option or Stock Appreciation Rights be granted or may any Restricted Stock be issued, under this Plan after January 11, 2004.

SECTION 10.3     - APPROVAL OF PLAN BY STOCKHOLDERS

                 This Plan was approved by the Company's stockholders on February 24, 1994.

SECTION 10.4     - EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

                 The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options or stock appreciation rights or to issue restricted stock otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or stock appreciation rights or the issuance of restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 10.5     - TITLES

                 Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 10.6     - CONFORMITY TO SECURITIES LAWS

                 The Plan is intended to conform to the extent necessary with all applicable provisions of any applicable state securities laws, the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options and Stock Appreciation Rights shall be granted and may be exercised and Restricted Stock may be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, Options and Stock Appreciation Rights granted and Restricted Stock issued hereunder

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shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 10.7     - INFORMATION TO HOLDERS AND PURCHASERS.

                 To the extent required by Section 25102(o) of the California Corporation Code and Section 260.140.46 of Title 10 of the California Code of Regulations (or other applicable law), the Company shall provide to each holder of an Option and to each person who acquires shares of Common Stock pursuant to the Plan, not less frequently than annually during the period such person holds an Option, and, in the case of a holder or other person who acquires shares of Common Stock pursuant to the Plan, during the period such holder or person owns such shares, copies of the Company's annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to Employees and Consultants whose duties in connection with the Company assure their access to equivalent information.

SECTION 10.8     - REPURCHASE PROVISIONS.

                 The Committee in its discretion may provide that the Company may repurchase shares of Common Stock acquired upon exercise of an Option or purchase of Common Stock under a Restricted Stock award upon a holder's Termination of Consultancy or Termination of Employment; PROVIDED, HOWEVER, that any such repurchase right shall be set forth in the applicable Option Agreement or in another agreement entered into pursuant to such Option Agreement or Restricted Stock award agreement; and, PROVIDED, FURTHER, that, to the extent required by Section 25102(o) of the California Corporation Code and Section 260.140.41 or 260.140.42 of Title 10 of the California Code of Regulations (or other applicable law), any such repurchase of shares of Common Stock from a person who is not an officer of the Company or any Subsidiary or a Consultant shall be upon the following terms: (a) if the repurchase option gives the Company the right to repurchase the shares upon Termination of Employment at not less than the Fair Market Value of the shares to be purchased on the date of Termination of Employment, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of Termination of Employment (or in the case of shares issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Administrator and the person and (ii) the right shall terminate when the shares of Common Stock become publicly traded; and (b) if the repurchase right gives the Company the right to repurchase the shares upon Termination of Employment at the original purchase price for such shares, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Option or Restricted Stock award is granted (without respect to the date the Option or Restricted Stock award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of Termination of Employment (or, in the case of shares issued upon exercise of Options after such date of Termination of Employment, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Committee and the person.

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SECTION 10.9     - INVESTMENT INTENT.

                 The Company may require a holder or other person purchasing shares of Common Stock, as a condition of exercising or acquiring Common Stock under any Option, to give written assurances satisfactory to the Company as to the Holder's or other person's knowledge and experience in financial and business matters and/or to employ a representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such holder or person is capable of evaluating, alone or together with the representative, the merits and risks of exercising the Option; and to give written assurances satisfactory to the Company stating that the person is acquiring the stock subject to the Option for such holder or person's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of the shares upon the exercise or acquisition of Common Stock under the applicable Option has been registered under a then currently effective registration statement under the Securities Act, or as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

                                  ARTICLE XI
                               ADDITIONAL OPTIONS

SECTION 11.1     - Additional Options

                   (a) Subject to the limitations of Section 2.1, the Committee may, in its absolute discretion, at or after the date of grant of an Option, grant Additional Options. Additional Options may be granted with respect to any outstanding Option.

                   (b) If, with the consent of the Committee pursuant to
Section 5.3(b)(ii), an Optionee exercises an Option that has an Additional Option Feature by tendering or relinquishing shares of Common Stock and/or when shares of Common Stock are tendered or relinquished in payment for the amount to be withheld under applicable federal, state and local income tax laws (at withholding rates not to exceed the Optionee's applicable marginal tax rates) in connection with the exercise of an Option, the Optionee shall automatically be granted an Additional Option. The Additional Option shall be subject to the following provisions:

                       (i) The Additional Option shall cover the number of shares of Common Stock equal to the sum of (A) the number of shares of Common Stock tendered or relinquished as consideration upon the exercise of the Option to which such Additional Option Feature relates, and (B) the number of shares of Common Stock tendered or relinquished in payment of the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of the Option to which such Additional Option Feature relates;

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                       (ii) The Additional Option may, in the Committee's
         absolute discretion, have an Additional Option Feature;

                       (iii) The Additional Option exercise price shall be 100% of the Fair Market Value per share (as determined under Section 4.2(b)) on the date the Employee tenders or relinquishes shares of Common Stock to exercise the Option that has the Additional Option Feature and/or tenders or relinquishes shares of Common Stock in payment of income tax withholding on the exercise of an Option that has the Additional Option Feature; and

                       (iv) The Additional Option shall have the same termination date and other termination provisions as the underlying Option that had the Additional Option Feature.

                                      * * *

                 I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of PETCO Animal Supplies, Inc. on October 23, 2000.

                 Executed this 15th day of February, 2001.

                                        /s/ JAMES M. MYERS
                                      ----------------------------------------
                                      James M. Myers
                                      Secretary

                                      * * *

                 I hereby certify that the foregoing Plan was duly approved by the stockholders of PETCO Animal Supplies, Inc. on February 15, 2001.

                 Executed this 15th day of February, 2001.

                                        /s/ JAMES M. MYERS
                                      ----------------------------------------
                                      James M. Myers
                                      Secretary

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